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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                     FORM 8-K/A



                                   CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  DECEMBER 15, 1997


                              PRIME GROUP REALTY TRUST
               (Exact name of Registrant as specified in its Charter)





           MARYLAND                    1-13589                 36-4173047
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)         Number)             Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois           60601
     (Address of principal executive offices)               (Zip Code)

                                   (312) 917-1300
                (Registrant's telephone number, including area code)

                                        N/A
                          (Former name or former address,
                           if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

As reported on Form 8-K filed with the Securities and Exchange Commission on December 15, 1997, Prime Group Realty Trust (the "Company") acquired the first mortgage note encumbering the office property known as Continental Towers for approximately $108.0 million. As also reported on Form 8-K filed with the Securities and Exchange Commission on December 15, 1997, the Company acquired the first mortgage note encumbering the office property known as 180 North LaSalle Street for approximately $51.2 million in cash and $5.0 million in common units of Prime Group Realty, L.P.

As reported on Form 8-K filed with the Securities and Exchange Commission on December 30, 1997, the Company acquired the office property known as 2675 North Mayfair Road for approximately $8.0 million.

Financial statements for the acquisition of Continental Towers, 180 North LaSalle and 2675 North Mayfair were included in Form 8-K/A filed with the Securities and Exchange Commission on February 27, 1998. Modifications have been made to certain expenses which should have been eliminated in the pro forma financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements Under Rule 3-14 of Regulation S-X

     (i) Statements of revenue and expenses of Continental Office Towers as filed on Form 8-K/A dated February 27, 1998 and incorporated herein by reference.
     (ii) Statements of revenue and expenses of 180 North LaSalle Street as filed on Form 8-K/A dated February 27, 1998 and incorporated herein by reference.
     (iii)Statement of revenue and expenses of 2675 North Mayfair Road as filed on Form 8-K/A dated February 27, 1998 and incorporated herein by reference.

(b) Pro Forma Financial Statements

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, were prepared as if each of the following had occurred on January 1, 1996: (i) the Company had sold 12.38 million of its common shares of beneficial interest at $20.00 per share (the "Offering") and contributed the net proceeds to Prime Group Realty, L.P. (the "Operating Partnership"), (ii) the Company had sold 2.0 million shares of its cumulative convertible preferred shares of beneficial interest at $20.00 per share (the "Private Placement") and contributed the net proceeds to the Operating Partnership, (iii) Prime Group, Inc. ("PGI") and other individuals had contributed certain of their respective properties and operations, as described in the Company's Prospectus dated November 11, 1997 as filed with the Securities and Exchange Commission on November 13, 1997 (the "Prospectus"), to the Operating Partnership, (iv) the Operating Partnership had issued 4.57 million common units for $85.0 million to a partnership owned 60% by PGI and 40% by certain affiliates of Blackstone Real Estate Advisors, L.P., (v) the Operating Partnership acquired various office and industrial properties (including 2675 North Mayfair Road), (vi) the Operating Partnership acquired


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Continental Office, Ltd. and Continental Offices, Ltd. Realty,
construction/property management companies, (vii) the Operating Partnership acquired the first mortgage notes encumbering Continental Towers and 180 North LaSalle Street (the operations of Continental Towers have been consolidated), (viii) the Operating Partnership repaid debt on certain of its properties, as described in the Prospectus, (ix) the Operating Partnership financed certain acquisitions with borrowings under new mortgage notes and a line of credit facility, and (x) the Company sold 600,000 shares of its common shares of beneficial interest pursuant to the underwriter's over allotment option and received net proceeds therefrom of approximately $11.25 million.

The acquisitions of Continental Towers, 180 North LaSalle Street and 2675 North Mayfair Road increased pro forma revenue, expenses and net income by $18,747, $16,740 and $1,114, respectively, for the nine months ended September 30, 1997 and $23,133, $20,678 and $1,362, respectively, for the year ended December 31, 1996.

The unaudited pro forma Condensed Consolidated Statements of Operations should be read in conjunction with unaudited Pro Forma condensed consolidated financial statements and all of the historical financial statements contained in the Prospectus. In management's opinion, all adjustments necessary to reflect the effects of the Offering and the Private Placement have been made.

The unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company are not necessarily indicative of what the actual results of operations would have been assuming the Offering and the Private Placement had occurred at the dates indicated above, nor do they purport to represent the future results of operations of the Company.

(c)  Exhibits

Exhibit
   No.         Description

2.1 Loan Purchase Agreement by and between General Electric Capital Corporation and Great Oak LLC, as Sellers, and Prime Group Realty, L.P., as Purchaser as filed as an exhibit on Form 8-K/A dated February 27, 1998 and incorporated herein by reference.

2.2 Loan Purchase Agreement by and between Prime Group Realty, L.P., as Purchaser, and Allstate Life Insurance Company, as Seller Purchaser as filed as an exhibit on Form 8-K/A dated February 27, 1998 and incorporated herein by reference.





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                               Prime Group Realty Trust
                     Pro Forma Condensed Statements of Operations
                        (in thousands, except per share data)
                                     (UNAUDITED)

                                                FOR THE NINE        FOR THE YEAR
                                                MONTHS ENDED           ENDED
                                                SEPTEMBER 30,       DECEMBER 31,
                                                    1997                1996
                                                -------------       ------------
REVENUE:
Rental                                              $  50,835           $  62,738
Tenant reimbursements                                  20,805              26,432
Other                                                   4,994               8,958
                                                -------------        ------------
TOTAL REVENUE                                          76,634              98,128

EXPENSES:
Property operations                                    13,390              18,587
Real estate taxes                                      12,736              16,282
Depreciation and amortization                          14,799              19,371
Interest                                               15,588              19,984
General and administrative                              4,578               7,161
Write-off of deferred costs                              -                  3,081
Provision for environmental remediation                 3,205                 -
                                                 -------------       ------------
TOTAL EXPENSES                                         64,296              84,466
                                                 -------------       ------------

INCOME (LOSS) FROM OPERATIONS BEFORE
  SHARE OF INCOME OF INVESTMENT
  SUBSIDIARIES AND MINORITY INTEREST                   12,338             13,662

SHARE OF INCOME OF INVESTMENT SUBSIDIARIES                170                387
                                                 -------------       ------------
INCOME (LOSS) BEFORE PREFERRED STOCK
  AND MINORITY INTEREST                                12,508             14,049

PREFERRED STOCK DIVIDENDS                              (2,100)            (2,800)
                                                 -------------       ------------
INCOME (LOSS) BEFORE MINORITY INTEREST                 10,408             11,249

MINORITY INTEREST                                      (4,632)            (5,006)
                                                 -------------       ------------
NET INCOME (LOSS)                                  $    5,776          $   6,243
                                                 -------------       ------------
                                                 -------------       ------------

AVERAGE NUMBER OF COMMON SHARES  OUTSTANDING
OF BENEFICIAL INTEREST OUTSTANDING                     12,980             12,980
                                                 -------------       ------------
                                                 -------------       ------------

NET INCOME PER COMMON SHARE OF
BENEFICIAL INTEREST                               $      0.45         $    0.48
                                                 -------------       ------------
                                                 -------------       ------------


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                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PRIME GROUP REALTY TRUST
                              Registrant

                              /s/  William M. Karnes
                              ---------------------------------
                              William M. Karnes
                              Executive Vice President and
                              Chief Financial Officer

Date:  March 31, 1997








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